 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 2009

Books-A-Million, Inc. ___________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

DELAWARE	0-20664	63-0798460
___________________________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 Industrial Lane, Birmingham, Alabama ____________________________________________________________	35211 ______________________________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (205) 942-3737

N/A
___________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2009, the Board of Directors (the “Board”) of Books-A-Million, Inc. (the “Company”) elected Clyde B. Anderson as President of the Company in addition to his current positions as Chairman and Chief Executive Officer. Mr. Anderson, age 49, has served as the Company’s Chairman and Chief Executive Officer since March 2009. He served as the Executive Chairman of the Board from February 2004 to March 2009. He has served as a director of the Company since August 1987. Mr. Anderson has served as the Chairman of the Board since January 2000 and also served as the Chief Executive Officer of the Company from July 1992 until February 2004. Mr. Anderson also served as the President of the Company from November 1987 to August 1999. From November 1987 to March 1994, Mr. Anderson served as the Company’s Chief Operating Officer. Mr. Anderson is the brother of Terry C. Anderson, a member of the Company’s Board.

During fiscal 2009 the Company entered into certain transactions in the ordinary course of business with certain entities affiliated with Mr. Anderson. These transactions are disclosed in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 23, 2009 in the section entitled “Transactions with Related Persons.” The Company anticipates that the amounts involved in such transactions in the current fiscal year will be similar to the amounts disclosed in the Proxy Statement with respect to fiscal 2009.

On August 20, 2009, the Board also elected Douglas G. Markham as Executive Vice President/Chief Administrative Officer of the Company in charge of the Company’s Warehouse Operations, Information Technology and Human Resources, as well as the oversight of the Company’s finance function. Mr. Markham, age 53, had served as the Chief Financial Officer of the Company since July 2006 and Secretary since March 2008, except for the period from January 2009 to July 2009, during which Mr. Markham was on deployment to active military service. Prior to joining the Company, Mr. Markham served as the Sr. Vice President – Controller (as well as other capacities) for Saks Department Stores for more than ten years. In connection with his promotion to Chief Administrative Officer, the Company’s Compensation Committee approved an increase in Mr. Markham’s base salary to $300,000 per year.

On August 20, 2009, the Board also elected Brian W. White as the Company’s Chief Financial Officer, succeeding Mr. Markham in that position. Mr. White, age 39, served as the Interim Chief Financial Officer of the Company from January 2, 2009 to July 12, 2009. Prior to his appointment as Interim Chief Financial Officer upon the deployment of Mr. Markham to military service, Mr. White served as the Vice President, Controller upon joining the Company in October 2007. Mr. White was the Southeast Regional Product Line Controller for the Ready Mix division of Lafarge North America from September 2003 to October 2007. Prior to September 2003, Mr. White was employed by Saks, Inc. for approximately five years where he held various positions, including Director of Corporate Accounting. In connection with his promotion to Chief Financial Officer, the Company’s Compensation Committee approved an increase in Mr. White’s base salary to $200,000 per year and an increase in his target incentive opportunity under the Company’s 2005 Incentive Award Plan to 75% of his base salary.

Finally, on August 20, 2009, the Board elected Terrance G. Finley as Executive Vice President/Chief Merchandising Officer of the Company in charge of the Company’s Store Operations in addition to Mr. Finley’s current responsibilities as President, Books-A-Million, Inc. Merchandising Group. Mr. Finley, age 55, has served as President Books-A-Million, Inc. Merchandising Group since October 2005. Mr. Finley served as Executive Vice President of Books-A-Million, Inc. from October 2001 to October 2005. Mr. Finley served in various other capacities in the Company’s merchandising department from April 1994 to December 1998. Mr. Finley served as the General Manager of Book$mart from February 1992 to April 1994. Prior to joining the Company, Mr. Finley served as the Vice President – Sales for Smithmark Publishers. In connection with his promotion to Executive Vice President, the Company’s Compensation Committee approved an increase in Mr. Finley’s base salary to $330,000 per year.

The Company’s press release announcing these changes is attached hereto as Exhibit 99.1.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:

This document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. These statements include the Company’s expectation that the amounts involved in certain related party transactions involving Clyde B. Anderson in the current fiscal year will be similar to the amounts disclosed in the Proxy Statement regarding such transactions with respect to fiscal 2009. A number of factors could cause the actual amounts to be materially different from the amounts implied by such forward-looking statements. Such forward-looking statements are necessarily dependent upon assumptions, estimates and dates that may be incorrect or imprecise and involve known and unknown risks, uncertainties and other factors. Accordingly, any forward-looking statements included herein do not purport to be predictions of future events or circumstances and may not be realized. Given these uncertainties, shareholders and prospective investors are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligations to update any of the forward-looking statements contained herein to reflect future events or developments.

ITEM 9.01 Financial Statements and Exhibits.

EXHIBIT NO.	DOCUMENT DESCRIPTION

99.1	Press Release of Books-A-Million, Inc., dated August 20, 2009.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKS-A-MILLION, INC.
(Registrant)

By:	/s/ Douglas G. Markham
Name:	Douglas G. Markham
Title:	EVP & Chief Administrative Officer
Date: August 20, 2009

EXHIBIT INDEX

EXHIBIT NO.	DOCUMENT DESCRIPTION

99.1	Press Release of Books-A-Million, Inc., dated August 20, 2009